UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 14, 2008

U.S. Dry Cleaning Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-23305	77-0357037
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4040 MacArthur Blvd., Suite 305 Newport Beach, California		92660
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:  (949) 863-9669

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR240.13e-4(c))

CURRENT REPORT ON FORM 8-K

U.S. DRY CLEANING CORPORATION

February 14, 2008

Item 2.01.	Completion of Acquisition or Disposition of Assets.

As originally reported in our current report on Form 8-K filed with the U.S. Securities and Exchange Commission on September 6, 2007, we completed the acquisition of Team Enterprises, Inc. and three affiliated companies and 18 dry cleaning stores centered around Fresno, California and two dry cleaning stores in Arizona.

On August 30, 2007, we entered into a Master Purchase Agreement with these affiliated companies and their respective stockholders.  During the prior several months, all store lease assignments have been approved.  Team Enterprises and its affiliated companies reported 2006 consolidated revenues of approximately $6,450,000.

The total purchase price was $6,111,000, composed of $1,572,000 in cash, $1,472,000 in the form of our 10% senior secured convertible notes (convertible into shares of common stock at $2.50 per share), and $3,067,000 in the form of 2,044,667 shares of our common stock, valued at $1.50 per share.  The notes issued in the acquisition were identical to the notes issued in our recent private placement, a form of which was included as an exhibit to our current report on Form 8-K filed with the SEC on December 14, 2007.  The purchase price for the acquisition was determined as a result of arm’s length negotiation between the parties.

At the completion of the acquisition, we entered into Amendment No. 1 to the Master Purchase Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein in its entirety.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

In accordance with Item 9.01(a), the consolidated financial statements of Team Enterprises, Inc. and three affiliated companies shall be provided not later than May 2, 2008.

(b)	Pro Forma Financial Information.

In accordance with Item 9.01(b), the pro forma consolidated financial information shall be provided not later than May 2, 2008.

(c)           Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this current report.

Exhibit No.                                Description

10.1
Amendment No. 1, dated as of February 14, 2008, to Master Purchase Agreement, dated as of August 30, 2007, by and among U.S. Dry Cleaning Corporation, USDC Fresno, Inc. and USDC Fresno 2, Inc., and Team Enterprises, Inc., Bell Hop Cleaners of California, Inc., Team Equipment, Inc., Fabricare Services, Inc., Andrew B. Jones (as Shareholders Agent) and the Shareholders (as defined therein).

99.1	Press Release of U.S. Dry Cleaning Corporation issued February 19, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

U.S. DRY CLEANING CORPORATION

Date: February 25, 2008	By: /s/ Robert Y. Lee
Robert Y. Lee
Chief Executive Officer